--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2007

                                 --------------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                 --------------



       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Second Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                         N/A
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------



Item 2.02. Results of Operations and Financial Condition.

     On August 14, 2007, Scottish Re Group Limited (the "Company") issued a press release announcing its results of operations for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

     On August 15, 2007, the Company conducted a conference call regarding the results of operations for the quarter ended June 30, 2007. A copy of the transcript of this conference call is attached hereto as Exhibit 99.2. The furnishing of the conference call transcript shall not be deemed to be an admission of the Company that any of the material contained in it is material information of a financial or statistical nature relating to the quarter just ended.

     On August 16, 2007, the Company issued a press release announcing additional disclosure regarding its subprime asset backed securities and Alt-A residential mortgage backed securities holdings. A copy of the press release is attached hereto as Exhibit 99.3.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     Certain statements included in the press releases and the conference call transcript that are not strictly historical may be "forward-looking statements" within the meaning of the federal securities laws. The management of the Company cautions that forward-looking statements are not guarantees, and that actual results could differ materially from those expressed or implied in the forward-looking statements. Important events that could cause the actual results of operations or financial condition of the Company to differ include, but are not necessarily limited to: uncertainties relating to the ratings accorded to the Company and its insurance subsidiaries; uncertainties in the Company's ability to raise equity capital or other sources of funding to support ongoing capital and liquidity needs; uncertainties relating to future actions that may be taken by creditors, regulators and ceding insurers relating to the Company's ratings and financial condition; the risk that the Company's risk analysis and underwriting may be inadequate; changes in expectations regarding future realization of gross deferred tax assets; exposure to mortality experience which differs from the Company's assumptions; risks related to recent negative developments in the residential mortgage market, especially in the subprime sector, and the Company's exposure to such market; risks arising from the Company's investment strategy, including risks related to the market value of its investments, fluctuations in interest rates and the Company's need for liquidity; uncertainties arising from control of the Company's invested assets by third parties; developments in global financial markets that could affect the Company's investment portfolio and fee and other income; changes in the rate of policyholder withdrawals or recapture of reinsurance treaties, whether caused by ratings pressures or general market conditions; the impact of adjustments to previous financial estimates arising from the

Company's process improvement program under which, among other things, the Company enhances the automation of its reporting, valuation and administrative tools (cedant and retrocession accounting); the risk that the Company's retrocessionaires may not honor their obligations to the Company; terrorist attacks on the United States and the impact of such attacks on the economy in general and on the Company's business in particular; political and economic risks in developing countries; the impact of acquisitions, including the Company's ability to successfully integrate acquired businesses, the competing demands for its capital and the risk of undisclosed liabilities; the risk that an ownership change will result in a limitation on the Company's ability to fully utilize tax net operating losses; loss of the services of any of the Company's key employees; losses due to foreign currency exchange rate fluctuations; uncertainties relating to government and regulatory policies (such as subjecting the Company to insurance regulation or taxation in additional jurisdictions); risks relating to recent class action litigations; the competitive environment in which the Company operates and associated pricing pressures; and changes in accounting principles.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


99.1     Press Release issued by Scottish Re Group Limited on August 14, 2007.


99.2     Transcript of Earnings Release Conference Call held on August 15, 2007.


99.2     Press Release issued by Scottish Re Group Limited on August 16, 2007.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By: /s/ Paul Goldean
                                        -------------------------------------
                                        Paul Goldean
                                        Chief Administrative Officer



Dated:  August 20, 2007

                                INDEX TO EXHIBITS

Number  Description
------  -----------

99.1    Press Release issued by Scottish Re Group Limited on August 14, 2007.

99.2    Transcript of Earnings Release Conference Call held on August 15, 2007.

99.3    Press Release issued by Scottish Re Group Limited on August 16, 2007.